UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________
FORM 8-K/A
(Amendment No. 1)
  ____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 9, 2018
   ____________________________________________________________
WILLIAM LYON HOMES
(Exact name of registrant as specified in charter)
 ____________________________________________________________

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor
Newport Beach, California 92660
(Address of principal executive offices and zip code)
(949) 833-3600
(Registrant’s telephone number, including area code)
  ____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On March 9, 2018, William Lyon Homes, a Delaware corporation (“Parent”) through its wholly owned subsidiary William Lyon Homes, Inc., a California corporation (“California Lyon” and, together with Parent, the “Company”), completed its acquisition of RSI Communities LLC (“RSI Communities”), a Delaware limited liability company and a Southern California- and Texas-based homebuilder (the “RSI Acquisition”), pursuant to the Purchase and Sale Agreement (the “Purchase Agreement”) dated February 19, 2018 among California Lyon, RSI Communities, RS Equity Management L.L.C., Class B Sellers of RSI Communities, and RS Equity Management L.L.C. as the sellers’ representative (the “Purchase Agreement”), and its acquisition of three additional legacy real estate assets (the “Legacy Assets”) pursuant to each of the separate asset purchase agreements, dated February 19, 2018, with each of RG Onion Creek, LLC, RSI Trails at Leander LLC and RSI Prado LLC (the “Asset Purchase Agreements” and, together with the Purchase Agreement, the “Acquisition Agreements”). On March 15, 2018, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the completion of its acquisition of RSI Communities and the Legacy Assets pursuant to the Acquisition Agreements and indicating that it intends to provide the required Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information through an amendment to the Original Form 8-K no later than 71 days from the date on which the Original 8-K was required to be filed. This Current Report on Form 8-K/A amends the Original Form 8-K to provide such financial statements and information. Each of the Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information provided herein reflect only the financial results and operations of RSI Communities, and do not reflect the financial results and operations of the Legacy Assets.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below.

Item 9.01.	Financial Statements and Exhibits.
(a)     Financial Statements of Business Acquired:
The combined balance sheet as of December 31, 2017, and the related combined statement of income, members’ equity and cash flows for the year then ended of RSI Communities, the notes related thereto, and the report of the independent auditors related thereto, are filed as Exhibit 99.1 to this report and are incorporated by reference herein.

(b)     Pro Forma Financial Information:
The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and 2017, and the year ended December 31, 2017, and the related notes thereto, of Parent after giving effect to the Acquisition, are filed as Exhibit 99.2 to this report and are incorporated by reference herein.

(d)     Exhibits

Exhibit No.                        Description

23.1	Consent of Wright Ford Young & Co., independent auditors of RSI Communities.

99.1	Audited Consolidated Financial Statements of RSI Communities.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated: May 25, 2018	By:	/s/ COLIN T. SEVERN
Colin T. Severn
Senior Vice President
Chief Financial Officer